NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (i) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, EXCEPT THAT NO SUCH OPINION SHALL BE REQUIRED IF SUCH SALE IS PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT.

                               WARRANT TO PURCHASE
                 SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK
                 ----------------------------------------------

         THIS CERTIFIES THAT, for value received LINC CAPITAL, INC., is entitled to subscribe for and purchase 1,500 shares (as adjusted pursuant to provisions hereof, the "SHARES") of the fully paid and nonassessable SERIES C CONVERTIBLE PREFERRED STOCK of OREGON BAKING CORPORATION, DBA MARSEE BAKING, an Oregon corporation (the "Company"), at a price per share of 40.00 (such price and such other price as shall result from time to time, from adjustments specified herein is herein referred to as the "WARRANT PRICE") subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the "PREFERRED STOCK" shall mean the Company's presently authorized SERIES C CONVERTIBLE
PREFERRED  STOCK,  and any stock  into or for which  such  SERIES C  CONVERTIBLE
PREFERRED STOCK may hereafter be converted or exchanged pursuant to the Certificate of Incorporation of the Company as from time to time amended as provided by law and in such Certificate, and the term "GRANT DATE" shall mean
APRIL 17, 1998. THE COMPANY ACKNOWLEDGES THAT THE CASH CONSIDERATION PAID BY HOLDER FOR THIS WARRANT IS $50.00 FOR INCOME TAX PURPOSES.

         In the event that all of the Preferred Stock is converted into Common Stock, this Warrant shall be exercisable solely for such Common Stock, and any reference throughout this Warrant to shares of Preferred Stock shall be deemed to refer to the shares of Common Stock into which the Preferred Stock may be converted.

    1. TERM. The purchase rights represented by this Warrant are exercisable, in whole or in part, at any time and from time to time and after the Grant Date and on or prior to the tenth anniversary of the Grant Date.

    2. METHOD OF EXERCISE; NET ISSUE EXERCISE

       2.1 METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT. The purchase rights represented by this Warrant may be exercised by the holder of this Warrant, in whole or in part and from time to time, by the surrender of this Warrant (with the notice of exercise from attached hereto as ANNEX A duly executed) at the principal office of the Company and by the payment to the Company, by check, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased. The holder of this Warrant may make any exercise of this Warrant contingent upon the consummation of a public offering of the Company's Common Stock under the Securities Act of 1933, as amended (the "Act"). The person or persons in whose name(s) any certificate(s) representing shares of Preferred Stock shall be issuable upon exercise of this Warrant, shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificate for the Shares so purchased shall be delivered to the holder hereof as soon as possible (and in any event within five days of receipt of such notice) and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible (and in any event within such five-day period).

       2.2 NON-CASH EXERCISE.

           (a) In lieu of payment in cash, the rights represented by this Warrant may also be exercised by a written notice of exercise in the form of ANNEX A attached hereto specifying that the holder of this Warrant wishes to convert all or any portion of this Warrant (the "CONVERSION RIGHT") into a number of Shares equal to the quotient obtained by dividing (x) the value of the Shares subject to the portion of this Warrant being exercised (determined by subtracting the aggregate Warrant Price for such Shares in effect immediately prior to the exercise of the Conversion Right from the aggregate Fair Market Value of the Shares issuable upon exercise of such portion of this Warrant immediately prior to the exercise of the Conversion Right) by (y) the Fair Market Value of one share of Preferred Stock immediately prior to the exercise of the Conversion Right.

           (b) For purposes of this Section 2.2, the "FAIR MARKET VALUE" of the Company's Preferred Stock shall be equal to the number of shares of Common Stock into which each such share of Preferred Stock is convertible at the time of such determination multiplied by the average of the closing bid and asked prices of the Company's Common Stock quoted in the Over-The-Counter Market Summary on the Nasdaq National Market or the closing price quoted on any exchange on which the Common Stock is listed whichever is applicable, as published in THE WALL STREET JOURNAL for the ten trading days prior to the date of determination of Fair Market Value. If the Common Stock is not traded Over-The-Counter or on an exchange, the Fair Market Value shall be determined jointly and in good faith by the Company and the holder hereof upon a review of all factors relevant to the value of the Company as a going concern without applying any minority or illiquidity discounts. If the Company and the holder hereof are unable to agree upon Fair Market Value as provided above, the Fair Market Value shall be determined based on the factors described above by an investment banker of national reputation selected by the Company and reasonably acceptable to the holder of this Warrant. The fees and expenses of such investment banker shall be paid by the Company unless the Fair Market Value determined by such investment banker is less than 100% of the Fair Market Value determined by the Company then the fees and expenses of such investment banker shall be shared equally between the Company and the holder hereof.

       2.3 EXERCISE INTO COMMON STOCK. Upon any exercise of this warrant, at the election of the holder, this Warrant may be exercised into the number of shares of Common Stock into which the Shares issuable upon such exercise are then convertible.

       2.4 AUTOMATIC EXERCISE. To the extent this Warrant is not previously exercised, and if the fair market value of the Company's Common Stock subject to this warrant is greater than the Warrant price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 2.2 above (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of the Company's Common Stock upon such expiration shall be determined pursuant to Section 2.2(b) above. To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

       3. STOCK FULLY PAID; RESERVATION OF SHARES. All Shares that may be issued upon the exercise of the rights represented by this Warrant and Common Stock issuable upon conversion of the Preferred Stock will, upon issuance, be validly issued, fully paid and nonassessable, issued in compliance with all applicable federal and state securities laws, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Preferred Stock (and Common Stock issuable upon conversion thereof) to provide for the exercise of the rights represented by this Warrant.

       4. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number of Shares purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

           (a) RECLASSIFICATION OR MERGER, ETC. In case of any reclassification, change or conversion of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation or entity (other than a merger with another corporation or entity in which the Company is the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall execute a new Warrant (in form and substance satisfactory to the holder of this Warrant) providing that the holder of this Warrant shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Preferred Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change, consolidation, sale of all or substantially all of the Company's assets or merger by a holder of one share of Preferred Stock. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. The provisions of this section (a) shall similarly apply to successive reclassifications, changes, consolidations, mergers, sales of assets and transfers.

           (b) SUBDIVISIONS OR COMBINATION OF SHARES; STOCK DIVIDENDS. In the event that the Company shall at any time subdivide the outstanding shares of
Preferred Stock, or shall issue a stock dividend on its outstanding shares of Preferred Stock, the number of Shares issuable upon exercise of this Warrant immediately prior to the issuance of such stock dividend shall be proportionately increased, and the Warrant Price shall be proportionately decreased, and in the event that the Company shall at any time combine the outstanding shares of Preferred stock, the number of Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased, and the Warrant Price shall be proportionately increased, effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

           (c) NO IMPAIRMENT. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the right of the holder of this Warrant against impairment.


           (d) NOTICE OF RECORD DATE. In case at any time:

               (i) the Company shall declare any dividend upon its Preferred Stock or Common Stock payable in cash or stock or make any other distribution to the holders of its Preferred Stock or its Common Stock;

               (ii) the Company shall offer for subscription PRO RATA to the holders of its Preferred Stock or Common Stock any additional shares of stock of any class, or other rights;

               (iii) there shall be any capital reorganization or reclassification of the capital stock of the Company, or a consolidation or merger of the Company with or into, or a sale of all or substantially all its assets to another entity or entities; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give, by first class mail, postage prepaid, or by telex or telecopier, addressed to the holder of this Warrant at the address of such holder as shown on the books of the Corporation (A) at least 30 days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, and (B) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up, as the case may be.

    5. NOTICE OF ADJUSTMENTS. Whenever the Warrant Price shall be adjusted pursuant to the provisions hereof, the Company shall within ten (10) days of such adjustment deliver a certificate signed by its chief financial office to the holder of this Warrant setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price then in effect.

    6. FRACTIONAL SHARES. No fractional shares of Preferred Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

    7. COMPLIANCE WITH SECURITIES ACT; DISPOSITION OF WARRANT OR SHARES OF PREFERRED STOCK.

           (a) COMPLIANCE WITH SECURITIES ACT. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, the shares of Preferred Stock to be issued upon exercise hereof and the Common Stock to be issued upon conversion of such Preferred Stock are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant or any shares of Preferred Stock to be issued upon exercise hereof (or Common Stock issued upon conversion of the Preferred Stock) except under circumstances which will not result in a violation of the Act. This Warrant and all shares of Preferred Stock issued upon exercise of this Warrant (unless registered under the Act) shall be stamped or imprinted with a legend in substantially the following form:

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). NO SALE OR DISPOSITION MAY BE EFFECTED WITH OUT
         (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR (II) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, EXCEPT THAT NO SUCH OPINION SHALL BE REQUIRED IF SUCH SALE IS PURSUANT TO RULE 144 PROMULGATED UNDER THE ACT.

           (b) DISPOSITION OF WARRANT AND SHARES. With respect to any offer, sale or other disposition of this warrant or any shares of Preferred Stock acquired pursuant to the exercise of this Warrant (or Common Stock issued upon conversion of such Preferred Stock) prior to registration of such shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect) of this Warrant or such shares of Preferred stock or Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Preferred Stock or Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to insure compliance with the Act. Each certificate representing this Warrant or the shares of Preferred Stock or Common Stock thus transferred (except a transfer pursuant to Rule 144) shall bear a legend as to the applicable restrictions on transferability in order to insure compliance with the Act, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to insure compliance with the Act. Nothing herein shall restrict the transfer of this Warrant or any portion hereof by the initial holder hereof or any partner of any affiliate of such holder, to any partnership affiliated with such holder, or to any partner of any such partnership, provided such transfer may be made in compliance with applicable federal and state securities laws. The Company may issue stop transfer instructions to its transfer agent in connection with the foregoing restrictions.

    8. RIGHTS AS SHAREHOLDERS. No holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Preferred Stock or any other securities of the Company which may at any time be issuable on the exercise thereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein; PROVIDED THAT the Company shall deliver to the holder hereof prior written notice of any of the foregoing in accordance with the provisions of Section 4(d) above.

    9. ISSUANCE TAX. The issuance of certificates for shares of Preferred Stock upon exercise of this Warrant shall be made without charge to the holder hereof for any issuance tax in respect hereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the holder of this Warrant.

    10. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

    11. NOTICES. Any notice, request or other document required or permitted to be given or delivered to the holder or the Company shall be delivered, or shall be sent by certified or registered mail, postage prepaid, to such holder at its address as shown on the books of the Company or to the Company at the address indicated therefore on the signature page of this Warrant.

    12. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Preferred Stock issuable upon the exercise of this Warrant shall survive the exercise and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Companys expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the shares of Registrable Shares) to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; PROVIDED THAT the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

    13. LOST WARRANTS OR STOCK CERTIFICATES. The Company covenants to the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, or like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

    14. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

    15. GOVERNING LAW. THIS WARRANT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF ILLINOIS.

                          OREGON BAKING CORPORATION, DBA MARSEE BAKING
                               (the "Company")

                               By: /s/ Howard Wasserteil
                                   ---------------------------
                               Its: Exec. V.P.
                                    --------------------------


Date:
     --------------------------

                                     ANNEX A

                               NOTICE OF EXERCISE
                               ------------------


To:

         [1. The undersigned hereby elects to purchase 1,500 shares of Series C Convertible Preferred Stock of OREGON BAKING CORPORATION, DBA MARSEE BAKING pursuant to the terms of the attached Warrants, and tenders herewith payment of the purchase price of such shares in full.]

         [1. The undersigned hereby elects to purchase 1,500] shares of Series C Convertible Preferred Stock of OREGON BAKING CORPORATION, DBA MARSEE BAKING pursuant to an non-cash conversion of the Warrant as provided in Section 2.2 of the Warrant.*]

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                                          (Name)

                                          (Address)

         3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing such shares.


                                          --------------------------
                                          (Signature)


---------------------
(Date)


-------------------------------
         * Alternative for non-cash exercise pursuant to Section 2.2

                           WARRANT PURCHASE AGREEMENT
                           --------------------------
              (FOR SHARES OF SERIES C CONVERTIBLE PREFERRED STOCK)

         THIS WARRANT PURCHASE AGREEMENT (this "AGREEMENT") is made and entered into as of APRIL 17, 1998 by and between OREGON BAKING CORPORATION, DBA MARSEE BAKING, AN OREGON] corporation (the "COMPANY"), and LINC CAPITAL INC., a Delaware corporation (the "PURCHASER").

         The Company desires to sell, and the Purchaser desires to purchase, a warrant to purchase 1,500 shares of the Company's SERIES C CONVERTIBLE PREFERRED STOCK, par value $40.00 per share (the "PREFERRED STOCK"), at a price per share of $40.00 in the form attached hereto as EXHIBIT A and on the terms and conditions set forth herein (the "WARRANT") for an aggregate purchase price of $50.00 (the "PURCHASE PRICE").

         This agreement is being entered into by the Company and the Purchaser in connection with that certain EQUIPMENT NOTE LOAN AND SECURITY AGREEMENT OR MASTER LEASE AGREEMENT between OREGON BAKING CORPORATION, DBA MARSEE BAKING (the "Obligor") and Purchaser, (the "FINANCING ARRANGEMENT".

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the parties hereto agree as follows:

         1. PURCHASE OF THE WARRANT.

            (a) Subject to the terms and conditions of this Agreement, the Purchaser agrees to purchase the Warrant from the Company and the Company agrees to sell and issue the Warrant to the Purchaser for the Purchase Price for the Warrant.

            (b) The purchase and sale of the Warrant shall take place at the offices of the Purchaser, at 303 E. Wacker Drive, Suite 1000, Chicago, Illinois 60601, or at such other place as the Company and the Purchaser shall agree, in conjunction with the closing (the "CLOSING") of the Financing Arrangement with the Obligor. The Company acknowledges that the Purchaser shall have no obligation to extend any financial accommodations to the Obligor in accordance with the terms of the Financing Arrangement unless and until the Company has executed and delivered this Agreement and the Warrant to the Purchaser. Upon execution by the Company and delivery of this Agreement to the Purchaser, the Company shall deliver the Warrant to the Purchaser, against delivery to the Company of a check in the amount of the Purchase Price.

         2. ACCESS TO INFORMATION. The Purchaser acknowledges that it has had access to all material information concerning the Company which it has requested. The Purchaser also acknowledges that it has had the opportunity to, and has to its satisfaction, questioned the officers of the Company with respect to its investment hereunder.

         3. REPRESENTATIONS OF THE PURCHASER. The Purchaser represents that it understands that the Warrant, the shares of Preferred Stock issuable upon exercise thereof (the "WARRANT SHARES") and the shares of Common Stock issuable upon conversion of the Warrant Shares are speculative investments that it is aware of the Company's business affairs and financial condition and that it has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Warrant. The Purchaser is purchasing the Warrant and any Warrant Shares issued upon exercise thereof for investment for its own account only and not with a view to, or for resale in connection with, any "distribution" thereof in violation of the Securities Act of 1933, as amended (the "SECURITIES ACT"), or any applicable state securities laws. The Purchaser further represents that is understands that the Warrant and Warrant Shares have not been registered under the Securities Act or applicable state securities laws b reason of specific exemptions therefrom, which exemptions depend upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. The Purchaser understands that the Warrant and any Warrant Shares purchased upon exercise thereof must be held indefinitely unless such securities are subsequently registered under the Securities Act and all applicable state securities laws and regulations or an exemption from such registration or qualification is available, and that the Company is under no obligation to register or qualify such securities except as set forth in the any Registration Agreement described on Schedule A, if applicable. The Purchaser is an "accredited investor" as defined in Regulation D promulgated under the Securities Act. The Purchaser's corporate headquarters and principal place of business is located in the State of Illinois.

         4. LEGENDS. The Purchaser acknowledges and understands that the instrument evidencing the Warrant and any certificates evidencing the Warrant Shares (and any Common Stock issuable upon conversion thereof) shall bear the legends as specified in the Warrant (and any other legends required under state or federal securities laws in the opinion of legal counsel for the Company).

         5. CONDITIONS OF THE PURCHASER'S OBLIGATION AT THE CLOSING. The obligation of the Purchaser to purchase and pay for the Warrant at the Closing is subject to the satisfaction as of the Closing of the following conditions unless any such conditions have been waived by the Purchaser:

            (a) FINANCING. The Financing shall have been committed to by Purchaser or consummated simultaneously with the purchase and sale of the Warrant on terms and conditions satisfactory to the Purchaser.

            (b) REPRESENTATIONS AND WARRANTIES; COVENANTS. The representations and warranties contained in Section 6 hereof shall be true and correct in all respects at and as of the Closing as though then made, except to the extent of changes caused by the transactions expressly contemplated herein, and the Company shall have performed in all respects all of the covenants required to be performed by it hereunder prior to the Closing.

            (c) SECURITIES LAW COMPLIANCE. The Company shall have made all filings under all filings under all applicable federal and state securities laws necessary to consummate the issuance of the Warrant pursuant to this Agreement in compliance with such laws.

            (d) OPINION OF THE COMPANY'S COUNSEL. The Purchaser shall have received from legal counsel for the Company (which counsel shall be reasonably acceptable to the Purchaser), an opinion in connection with the issuance of the Warrant and the consummation of the transactions contemplated thereby, which shall be addressed to the Purchaser, dated the date of the Closing and in form and substance reasonably satisfactory to the Purchaser.

            (e) CLOSING DOCUMENTS. The Company shall have delivered to the Purchaser all of the following documents:

          (i) an Officer's Certificate, dated the date of the Closing, stating that the conditions specified in this Section 5 have been fully satisfied;

          (ii) certified copies of the resolution duly adopted by the Company's board of directors authorizing the execution, delivery and performance of this Agreement and each of the other agreements contemplated hereby, the issuance and sale of the Warrant, the reservation of the Warrant Shares for issuance upon exercise of the Warrant, the reservation of shares of Common Stock for issuance upon conversion of the Warrant Shares and the consummation of all other transactions contemplated by this Agreement;

          (iii) certified copies of the Company's Certificate of Incorporation and bylaws (and fully-executed copies of any amendments to any Stock Purchase Agreements, if applicable, and amendments to any Stockholders Agreement, if applicable) each as in effect at the Closing;

          (iv) copies of all third party and governmental consents, approvals and filings required in connection with the consummation of the transactions hereunder (including, without limitation, all blue sky law filings and waivers of all preemptive rights and rights of first refusal); and

          (v) such other documents relating to the transactions contemplated by this Agreement as the Purchaser or its special counsel may reasonably request.

            (f) PROCEEDINGS. All corporate and other proceedings taken or required to be taken by the Company in connection with the transactions contemplated hereby to the consummated at or prior to the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Purchaser and its special counsel.

            (g) AMENDMENTS TO STOCK PURCHASE AGREEMENTS. If applicable, the Company, the Purchaser and any original investors in the Company who are parties to any Stock Purchase Agreements (whose consent or approval is required prior to the execution and delivery of this Agreement or the issuance of the Warrant contemplated hereunder) shall have entered into an amendment to each such Stock Purchase Agreement in form and substance acceptable to the Purchaser, and such Amendment shall be in full force and effect as of the Closing.

            (h) AMENDMENTS TO STOCKHOLDERS AGREEMENT. If applicable, the Company, the Purchaser and any original holders of Shares in the Company who are parties to any Stockholder Agreements (whose consent or approval is required prior to the execution and delivery of this Agreement or the issuance of the Warrant contemplated hereunder) shall have entered into an amendment to each such Stockholder Agreement in form and substance acceptable to the Purchaser, and such Amendment shall be in full force and effect as of the Closing.

         6. REPRESENTATIONS  AND  WARRANTIES  OF  THE  COMPANY.  As a   material
inducement to the Purchaser to enter into this Agreement and purchase the Warrants hereunder, the Company hereby represents and warrants that:

            (a)  ORGANIZATION,  CORPORATE  POWER AND LICENSES.  The Company is a
corporation duly organized, validly existing and in good standing under the laws of the State of Oregon] and is qualified to do business in every jurisdiction in which the failure to do qualify has had or would be reasonably be expected to have a material adverse effect on the financial condition, operating results, assets, operations or business prospects of the Company and its subsidiaries taken as a whole. The Company possesses all requisite corporate power and authority and all material licenses, permits and authorizations necessary to own and operate its properties, to carry on its businesses as now conducted and presently proposed to be conducted and to carry out the transactions contemplated by this Agreement. The copies of the [Stock Purchase Agreement and the Stockholders Agreement] and the Company's charter documents and bylaws which have been furnished to the Purchaser's special counsel reflect all amendments made thereto at any time prior to the date of this Agreement and are correct and complete.

            (b) CAPITAL STOCK AND RELATED MATTERS.

                  (i) As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of (a) the number and series of all shares of preferred stock of the Company as described on the Capitalization Table set forth on Schedule A attached hereto indicating the number of shares which are authorized and shall be issued and outstanding immediately prior to the Closing, and the number of shares shall be designated as reserved for issuance upon exercise of the Warrant) and (b) the number of shares of Common Stock as described on the Capitalization Table set forth on Schedule A attached hereto indicating the number of such shares which are authorized and shall be issued and outstanding immediately prior to the Closing as well as the number of shares shall be reserved for issuance upon conversion of each outstanding Series of preferred stock of the Company, which have been reserved for issuance upon conversion of all Series of preferred stock of the Company and the number of shares which shall be reserved for issuance upon conversion of the Warrant Shares issuable upon exercise of the Warrant, and the number of shares which shall be reserved for issuance upon exercise of outstanding employee stock options. As of the Closing, the Company shall not have outstanding any stock or securities convertible or exchangeable for any shares of its capital stock or containing any profit participation features, nor shall it have outstanding any rights, warrants or options to subscribe for or to purchase its capital stock or any stock or securities convertible into or exchangeable for its capital stock or any stock appreciation rights or phantom stock plans, except for the Warrant and the preferred stock, as set forth on the attached Capitalization Table. The Capitalization Table accurately sets forth the foregoing information as well as the following information with respect to all outstanding options and rights to acquire the Company's capital stock: the holder, the number of shares covered, the exercise price and the expiration date. As of the Closing, the Company shall not be subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of its capital stock or any warrants, options or other rights to acquire its capital stock, except as set forth on the Capitalization Table. As of the Closing, all of the outstanding shares of the Company's capital stock shall be validly issued, fully paid and nonassessable.

                  (ii) Except for those preemptive rights or rights of refusal with respect to the issuance of the Warrant contained in the Stock Purchase Agreement described on the Capitalization Table (which rights have been waived) and those preemptive rights or rights of refusal with respect to the issuance of the Warrant contained in the Stockholders Agreement described on the Capitalization Table, there are no statutory or, to the best of the Company's knowledge, contractual stockholders preemptive rights or rights of refusal with respect to the Warrant hereunder of the issuance of the Warrant Shares upon exercise of the Warrant or the issuance of shares of Common Stock upon conversion of the Warrant Shares. The Company has not violated any applicable federal or state securities laws in connection with the offer, sale or issuance of any of its capital stock, and the offer, sale and issuance of the Warrant hereunder does not require registration under the Securities Act or any applicable state securities laws. To the best of the Company's knowledge, there are no agreements between the Company's stockholders with respect to the voting or transfer of the Companys [sic] capital stock or with respect to any other aspect of the Company's affairs, except for the Stockholders Agreement(s) described on the Capitalization Table.

            (c) AUTHORIZATION: NO BREACH. The execution, delivery and performance of this Agreement, the Warrant and all other agreements contemplated hereby to which the Company is a party have been duly authorized by the Company. This Agreement, the Warrant and all other agreements contemplated hereby to which the Company is a party each constitutes a valid and binding obligation of the Company, enforceable in accordance with their respective terms. The execution and delivery by the Company of this Agreement, the Warrant and all other agreements contemplated hereby to which the Company is a party, the offering, sale and issuance of the Warrant hereunder, the issuance of the Warrant Shares upon exercise of the Warrant, the issuance of shares of Common Stock upon conversion of the Warrant Shares, and the fulfillment of and compliance with the respective terms hereof and thereof by the Company, do not and shall not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in the creation of any lien, security interest, charge or encumbrance upon the Company's capital stock or assets pursuant to, (iv) give any third party the right to modify, terminate or accelerate any obligation under, (v) result in a violation of, or
(vi) require any authorization, consent, approval, exemption or other action by or notice or declaration to, or filing with, any court or administrative or governmental body or agency pursuant to, the charter or bylaws of the Company or any subsidiary, or any law, statute, rule or regulation to which the Company or any subsidiary is subject, or any agreement instrument, order, judgment or decree to which the Company or any subsidiary is subject, except for any such filings required under applicable "blue sky" or state securities laws or required under Regulation D promulgated under the Securities Act.

         7. COVENANTS.

            (a) Until such time as the Company shall have consummated a Public Offering (as defined in any Stock Purchase Agreement identified on the Capitalization Table, as the same may be amended in accordance with its terms), the Company shall deliver to the Purchaser (so long as the Purchaser holds all or any portion of the Warrant or any Warrant Shares and each other holder of all or any portion of the Warrant or any Warrant Shares all of the financial and other information delivered or required to be delivered to the investors, together with any other information or data generally provided by the Company to its stockholders. All such financial and other information shall be delivered pursuant to this Section 7(a) on a timely basis no less frequently than on a calendar quarterly basis.

            (b) The Company shall use the proceeds from the Financing and from the issuance and sale of the Warrant hereunder (collectively, the "PROCEEDS") to finance business expansion and for the working capital purposes of the Company.

         8. GENERAL PROVISIONS.

            (a) This Agreement, the Warrant and the other agreements referred to herein represent the entire agreement between the Company and the Purchaser regarding the subject matter hereof, supersede all prior agreements and understandings and may only be amended in writing signed by the Company and the Purchaser.

            (b) This Agreement shall bind and inure to the benefit if the parties hereto and their respective successors and assigns.

            (c) This Agreement shall be governed in all respects by the laws of the State of Oregon.

            (d) This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

         9. REGISTRATION AGREEMENT

         The parties hereto agree that the Purchaser and any holder of the Warrant shall have the registration rights as described on Exhibit B attached hereto.


                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first set forth above.

                           OREGON BAKING CORPORATION, DBA MARSEE BAKING
                           (the "Company")


                           By /s/ Howard Wasserteil
                              ------------------------------------
                           Its Exec. V.P.
                               -----------------------------------

                           LINC CAPITAL INC.
                           (the "Purchaser")

                           By
                              ------------------------------------
                           Its
                               -----------------------------------

                                   SCHEDULE A

                        CAPITALIZATION SCHEDULE TABLE FOR
                  Oregon Baking Corporation, dba Marsee Baking

======================================================================================================================
                                                                                     Number of Shares Reserved
                                                      Number of Shares                    for Issuance Upon
                                   Number of               Issued          -------------------------------------------
Classes of Capital Stock      Shares  Authorized      and Outstanding          Exercise of          Conversion of
                                                                             Options, Warrants        Convertible
                                                                                Other Rights           Securities
                                                                                Agreements
----------------------------------------------------------------------------------------------------------------------
Common Stock
----------------------------------------------------------------------------------------------------------------------
Series [ ] Preferred Stock
----------------------------------------------------------------------------------------------------------------------
Series [ ] Preferred Stock
----------------------------------------------------------------------------------------------------------------------
Series [ ] Preferred Stock
----------------------------------------------------------------------------------------------------------------------
Series [ ] Preferred Stock
----------------------------------------------------------------------------------------------------------------------
Total Preferred Stock
======================================================================================================================

Total Fully Diluted Outstanding Common Stock:  [   ]

As of the Closing and immediately thereafter, the authorized capital stock of the Company shall consist of (A [ ] shares of preferred stock, of which [ } shares will be designated as Series A Convertible Preferred Stock of which [ ] shares shall be issued and outstanding, and [ ] of which shall be reserved for issuance upon exercise of the Warrant) and (b) [ ] shares of Common Stock, of which [ ] shares shall be issued and outstanding, [ ] shares shall be reserved for issuance upon conversion of the Series A Convertible Preferred Stock, [ ] shares shall be reserved for issuance upon conversion of the class B Convertible Preferred Stock, [ ] shares shall be reserved for issuance upon conversion of the Series B Convertible Preferred Stock issuable upon exercise of the Warrant, and [ ] shares shall be reserved for issuance upon exercise of outstanding employee stock options.

Pre-emptive Rights and Rights of First Refusal With Respect to Company Securities under:


Stock Purchase Agreement(s):


Stockholder Agreement(s):

                                    EXHIBIT B

                      REGISTRATION RIGHTS GRANTED TO HOLDER

The Purchaser and any holder of the Warrant shall have the registration rights as described on Exhibit B attached hereto as follows:

1.       PIGGYBACK REGISTRATIONS.

         (a) RIGHT TO PIGGYBACK. Whenever the Company proposes to register any of its securities under the Securities Act and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), the Company shall give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion herein with 20 days after the receipt of the Company's notice.

         (b) "REGISTRABLE SECURITIES" means (i) any Common Stock issued upon exercise of the Warrant and (ii) Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Registrable Securities, such securities shall cease to be Registrable when they have been distributed to the public pursuant to a offering registered under the Securities Act (or an similar rule then in force.) For purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Securities, and the Registrable Securities shall be deemed to be in existence, whenever such Person has the right to acquire directly or indirectly such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether to not such acquisition has actually be effected, and such Person shall be entitled to exercise the rights of a holder of Registrable Securities hereunder.

         (c) PIGGYBACK  EXPENSES.  The  Registration  Expenses of the holders of
Registrable   Securities   shall  be  paid  by  the  Company  in  all  Piggyback
Registrations.

         (d) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their opinion the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owed by each such holder, and (iii) third, other securities requested to be included in such registration.

         (e) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company shall include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of securities so requested to be included therein, and (ii) second, other securities requested to be included in such registration.

         (f) OTHER REGISTRATIONS. If the Company has previously filed a registration statement with respect to registrable Securities pursuant to this paragraph 1, than if such previous registration has not been withdrawn or abandoned, the Company shall not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 90 days has elapsed from the effective date of such previous registration.

2. REGISTRATION PROCEDURES. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this

Agreement, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof, and pursuant thereto the Company shall as expeditiously as possible:

         (a) prepare and file with the Securities and Exchange Commission a registration statement with respect to such Registration Securities and use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all documents proposed to be filed);

         (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than 90 days and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of dispositions by the sellers thereof set forth in such registration statement;

         (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and such other documents as such seller may reasonably request in order to facilitate the disposition of the registrable Securities owned by such seller;

         (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of jurisdiction as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the company shall not be required to (i) qualify generally to do business in any other jurisdiction where it would not otherwise be required to qualify but for his subparagraph, (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

         (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any such seller, the Company shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

         (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system and, if listed on the NASD automated quotation system, use its best efforts to secure designation of all such Registrable Securities convert by such registration statement as a NASDAQ "national market system security" within the meaning of Rule 11Aa2-1 of the Securities and Exchange Commission or, failing that, to secure NASDAQ authorization for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such Registrable Securities with the NASD;

         (f)[sic]   provide  a  transfer   agent  and  registrar  for  all  such
Registrable Securities not later than the effective date of such registration statement;

         (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the deposition of such Registrable Securities (including effecting a stock split or combination of shares);

         (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

         (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day the Company's first full calendar quarter after the effective date of registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

         (k) permit any holder of Registrable Securities which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company, to participate in the preparation of such registration or comparable statement and to require the insertion therein of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included; and

         (l) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any common stock included in such registration statement for sale in any jurisdiction, the Company shall use its best efforts promptly to obtain the withdrawal of such order.

3.       REGISTRATION EXPENSES.

         (a) All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discount and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses"), shall be borne as provided in this Agreement, except that the Company shall, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

         (b) In connection with each Piggyback Registration, the Company shall reimburse the holders of Registrable Securities included in such registration for the reasonable fees (not exceeding $2,500 for each registration) and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration.

         (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder shall pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable shall be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered.

4.       INDEMNIFICATION.

         (a) The Company agrees to indemnify, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses cause by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for the use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company shall indemnify such underwriters, their officers and directors and each Person who controls such underwriter (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

         (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, shall indemnify the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act against any losses, claims, damages, liabilities and expenses resulting from any untrue or alleged untrue statement of material

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

fact contained in the registration statement, prospectus or preliminary prospectus or amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder; provided that the obligation to indemnify shall be individual, not joint and several, for each holder and shall be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

         (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party) and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

         (d) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

5. PARTICIPATION IN UNDERWRITTEN REGISTRATIONS. No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; provided that no holder of Registrable Securities included in any underwritten registration shall be required to make any representations or warranties to the Company or the underwriters (other than representations and warranties regarding such holder and such holder's intended method of distribution") or to undertake any indemnification obligations to the Company of the underwriters with respect thereto, except as otherwise provided in paragraph 4 hereof.

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